                                                                    EXHIBIT 10.3

                                SECOND AMENDMENT

      THIS SECOND AMENDMENT (this "Amendment") dated as of June 4, 2004 to the Credit Agreement referenced below is by and among PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

                                   WITNESSETH

      WHEREAS, a revolving credit facility of up to $50 million has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of January 6, 2004 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

      WHEREAS, the Borrower has requested that the Lenders agree to certain modifications of the Credit Agreement and the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

      2. Amendments. The Credit Agreement is amended in the following respects:

      (a) Schedule 2.01 to the Credit Agreement is replaced with the new
Schedule 2.01 attached hereto.

      (b) The definitions of "Aggregate Revolving Commitments", "Borrowing Base" and "Consolidated Total Leverage Ratio" are amended to read as follows:

            "Aggregate Revolving Commitments" means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the effective date of the Second Amendment to this Agreement is ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000).

            "Borrowing Base" means an amount equal to the sum of (a) eighty percent (80%) of the net book value of Eligible Accounts plus (b) the lesser of (i) eighty percent (80%) of the net book of Eligible Unbilled Accounts and (ii) $10 million plus (c) twenty-five percent (25%) of the net book value of Fixed Assets, in each case as set forth in the most recent Borrowing Base Certificate delivered by the Borrower in accordance with Section 7.02(c).

            "Consolidated Total Leverage Ratio" means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness as of such date minus (ii) if positive, the sum of (A) the aggregate amount of cash and Cash Equivalents of the Borrower and its Subsidiaries on such date minus (B) the aggregate amount of Loans outstanding on such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.

      (c) Clause (vii)(A) of the definition of "Permitted Acquisitions" is amended to read as follows:

            (A) the Total Consideration paid by the Borrower or any Subsidiary for any Acquisition (or any series of related Acquisitions) shall not exceed $20 million and the Total Consideration paid by the Borrower and its Subsidiaries for all Acquisitions in any fiscal year shall not exceed (x) for the period from the closing of the Heartland Acquisition through December 31,2004, an amount equal to sixty percent (60%) of Consolidated EBITDA on a Pro Forma Basis for the period of four consecutive fiscal quarters immediately preceding the date of determination, and (y) for each fiscal year ending after December 31,2004, an amount equal to Consolidated EBITDA on a Pro Forma Basis for the period of four consecutive fiscal quarters immediately preceding the date of determination,

      (d)   The following definitions are added to Section 1.01 of the Credit
Agreement:

            "Fixed Assets" means, as of any date of determination, plant, property and equipment of the Borrower and its Subsidiaries on a consolidated basis on such day as determined in accordance with GAAP.

            "Heartland Acquisition" means the acquisition by the Borrower of certain of the assets of Heartland Healthcare.

      (e) Section 7.02(a) of the Credit Agreement is amended to read as follows:

            (a) [Reserved.]

      (f) Section 7.02(c) of the Credit Agreement is amended to read as follows:

            (c) within fifteen (15) days after the end of each fiscal quarter, a certificate (the "Borrowing Base Certificate") from a Responsible Officer of the Borrower setting forth the Borrowing Base and its components as of the end of the immediately preceding fiscal quarter substantially in the form attached as Exhibit E;

      (g) Section 8.03(h) of the Credit Agreement is amended to read as follows:

            (h) Earn-Out Obligations in an aggregate amount not to exceed $15,000,000 at any one time outstanding, provided that such Earn-Out Obligations are subordinated to the Obligations in a manner and to an extent acceptable to the Administrative Agent;

      (h) Section 8.11(e) of the Credit Agreement is amended to read as follows:

            (e) Consolidated Growth Capital Expenditures. Permit Consolidated Growth Capital Expenditures in an aggregate amount in any fiscal year in excess of twenty percent (20%) of the net book value of Fixed Assets as of the end of the immediately preceding fiscal year.

3. Joinder of New Lenders. Each of Fifth Third Bank, Union Planters Bank, N.A., First Tennessee Bank National Association, US Bank National Association, Bank One, N.A. and LaSalle Bank National Association (each a "New Lenders") hereby agrees to provide a Revolving Commitment under the Credit Agreement in the amount set forth on the new Schedule 2.01 to the Credit Agreement attached hereto. The Borrower, the Guarantors and each New Lender hereby acknowledge, agree and confirm that each

New Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Agreement, and shall have all of the rights and obligations of a Lender under the Credit Agreement as if such New Lender had executed the Credit Agreement.

      4. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions:

            (a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Lenders;

            (b) receipt by the Administrative Agent of a Revolving Note for each New Lender executed by the Borrower; and

            (c) receipt by the Administrative Agent of all fees due in connection with this Amendment.

      5. Reaffirmation of Representations and Warranties. The Borrower represents and warrants that the representations and warranties set forth in the Loan Documents are true and correct as of the date hereof (except those that expressly relate to an earlier period).

      6. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Loan Documents.

      7. Reaffirmation of Security Interests. The Borrower and each Guarantor
(i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

      8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

      9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

ADMINISTRATIVE AGENT:              BANK OF AMERICA, N.A.,
                                   as Administrative Agent

                                   By: /s/ Michael Brashler
                                       --------------------
                                   Name: Michael Brashler
                                   Title: Vice President

LENDERS:                           BANK OF AMERICA, N.A.,
                                   as a Lender, L/C Issuer and Swing Line Lender

                                   By: /s/ Elizabeth L. Knox
                                       ---------------------
                                   Name: Elizabeth L. Knox
                                   Title: SVP

                                   LEHMAN COMMERCIAL PAPER, INC.

                                   By: /s/ Francis Chang
                                       -----------------------
                                   Name: Francis Chang
                                   Title: Authorized Signatory

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By: /s/ Steve Warner
                                       -----------------------
                                   Name: Steve Warner
                                   Title: Duly Authorized Signatory

                                   AMSOUTH BANK

                                   By: /s/ William H. Berrell
                                       ----------------------
                                   Name: William H. Berrell
                                   Title: Vice President

                                   SUNTRUST BANK

                                   By: /s/ John W. Teasley
                                       --------------------
                                   Name: John W. Teasley
                                   Title: Director

                                   FIFTH THIRD BANK

                                   By: /s/ Sandy Hamrick
                                       --------------------
                                   Name: Sandy Hamrick
                                   Title: VP

                                   UNION PLANTERS BANK, N.A.

                                   By: /s/ Craig E. Gardella
                                       ---------------------
                                   Name: Craig E. Gardella
                                   Title: Senior Vice President

                            FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                            By: /s/ L. A. Galyon
                                ------------------------------------
                            Name: L. A. Galyon
                            Title: Vice President

                            US BANK NATIONAL ASSOCIATION

                            By: /s/ S. Walker Choppin
                                ------------------------------------
                            Name: S. Walker Choppin
                            Title: Senior Vice President

                            BANK ONE, N.A.

                            By: /s/ Thelma B. Ferguson
                                ------------------------------------
                            Name: Thelma B. Ferguson
                            Title: First Vice President &
                                   Corporate Division Manager

                            LASALLE BANK NATIONAL ASSOCIATION

                            By: /s/ Sarah Rusher
                                ------------------------------------
                            Name: Sarah Rusher
                            Title: First Vice President